SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               March 9, 1998
                                                  ----------------------------


                       SAVANNAH ELECTRIC AND POWER COMPANY
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             (Exact name of registrant as specified in its charter)


       Georgia                       1-5072                      58-0418070
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)             Identification No.)


600 East Bay Street, Savannah, Georgia                                31401
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code       (912)    232-7171
                                                         -----------------


                                            N/A
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     (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          On March 9, 1998, Savannah Electric and Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $30,000,000 aggregate principal amount of its Series A 6 5/8% Senior Retail Intermediate Bonds due March 17, 2015. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-46171 and 333-46171-01) of the Company.

Item 7. Financial Statements, Pro Forma  Financial Information and Exhibits.

       (c)  Exhibits.
            1 Underwriting Agreement, dated March 9, 1998, between the Company and Goldman, Sachs & Co.

            4.1 Senior Note Indenture dated as of March 1, 1998 between the Company and The Bank of New York, as Trustee.

            4.2 First Supplemental Indenture to Senior Note Indenture dated as of March 17, 1998, providing for the issuance of the Company's Series A 6 5/8% Senior Retail Intermediate Bonds due March 17, 2015.

           4.7 Form of Series A 6 5/8% Senior Retail Intermediate Bond (included in Exhibit 4.2 above).


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 17, 1998                 SAVANNAH ELECTRIC AND POWER COMPANY



                                         By    /s/ Wayne Boston
                                                     Wayne Boston
                                                 Assistant Secretary